Exhibit 77(q)

Exhibits

(e)(1)   Amended Schedule A dated April 30, 2012 to the Amended Investment Management Agreement between ING Variable Portfolios, Inc. and ING Investments, LLC – Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement on April 26, 2012 and incorporated herein by reference.

(e)(2)   Waiver Letter dated May 1, 2012 to the Amended Investment Management Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. dated April 1, 2004 with respect to ING RussellTM Large Cap Growth Index Portfolio, ING RussellTM Large Cap Value Index Portfolio, ING RussellTM Mid Cap Growth Index Portfolio, and ING Hang Seng Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement on April 26, 2012 and incorporated herein by reference.

(e)(3)   Side Letter Agreement dated May 1, 2012 to the Amended Investment Management Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. dated April 1, 2004 with respect to ING RussellTM Large Cap Growth Index Portfolio and ING RussellTM Large Cap Value Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement on April 26, 2012 and incorporated herein by reference.

(e)(4)   Interim Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC (ING U.S. Bond Index Portfolio) dated February 21, 2012 – Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement on April 26, 2012 and incorporated herein by reference.

(e)(5)   Amended Schedule A, effective February 20, 2012, to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. dated April 1, 2005 – Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement on April 26, 2012 and incorporated herein by reference.

(e)(6)   Waiver Letter dated May 1, 2012 (ING International Index Portfolio) to the Shareholder Service and Distribution Plan for Class ADV shares effective April 29, 2005 – Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement on April 26, 2012 and incorporated herein by reference.

(e)(7)   Waiver Letter dated May 1, 2012 to the Shareholder Services and Distribution Plan for Class S2 shares between ING Variable Portfolios, Inc. and ING Investments Distributor, LLC effective October 31, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement on April 26, 2012 and incorporated herein by reference.